UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report March 20, 2001


                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


      Missouri                      333-52506                    43-1681393
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
    of incorporation)                                          Identification)


           210 West 10th Street, 6th Floor, Kansas City Missouri       64105
               (Address of principal executive offices)              (zip code)


        Registrant's telephone number, including area code: 816-435-5000


                             ----------------------

Item 5.   Other Events

          In March 2001, the Registrant will cause the issuance and sale of approximately $889,338,223 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-C1, Class X-1, Class X-2 Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class V, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of March 1, 2001, among the Registrant, Midland Loan Services, Inc., as Master Servicer and Special Servicer, Wells Fargo Bank Minnesota, N.A., as Trustee and LaSalle Bank National Association, as Certificate Administrator. In connection with the sale of the Class A-1, Class A-2, Class B and Class C, (the "Publicly Offered Certificates"), the Registrant has been advised by Morgan Stanley & Co. Incorporated, PNC Capital Markets, Inc., ABN AMRO Incorporated and Deutsche Bank Securities Inc. (together, the "Underwriters"), that the Underwriters have furnished to prospective investors certain written descriptions of the securities to be offered that set forth the name of the issuer, the size of the potential offering, the structure of the offering (e.g., the number of classes, seniority, interest rate) and miscellaneous similar items (the "Structural Term Sheets and Collateral Term Sheets") with respect to the Publicly Offered Certificates following the effective date of Registration Statement No. 333-52506 but prior to the availability of a final Prospectus relating to the Publicly Offered Certificates. The Structural Term Sheets and Collateral Term Sheets are being filed as Exhibits to this report.

          The Structural Term Sheets and Collateral Term Sheets attached hereto have been provided by the Underwriters. The information in the Structural Term Sheets and Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Publicly Offered Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

Item 7.        Financial   Statements,   Pro  Forma  Financial  Information  and
               Exhibits

Exhibit 99.1   Structural  Term Sheets  for Commercial   Mortgage   Pass-Through
               Certificates Series 2001-C1 (filed in paper pursuant to Rule 311(i) of Regulation S-T).

Exhibit 99.2   Collateral  Term Sheets for  Commercial   Mortgage   Pass-Through
               Certificates Series 2001-C1 (filed in paper pursuant to Rule 311(i) of Regulation S-T).



                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PNC MORTGAGE ACCEPTANCE CORP.



                          By:   /s/ Lawrence D. Ashley
                               ------------------------------
                               Name:Lawrence D. Ashley
                               Title: Senior Vice President

Date:  March 21, 2001


                                      3